Investor Update
January 2008

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

• Experienced Public Company
 – IPO January 1994
 – Exclusively multifamily
 – $2.6billion total capitalization
• High Quality Portfolio
 – Sunbelt - High Growth region focus
 – 137 communities; 40,248 units
 – High quality portfolio (avg age 14 yrs)
• Strong Balance Sheet
 – Debt/market cap 48% (sector median 50%)
 – Growth capacity
 – Strong dividend payout ratio
• Experienced Management
 – Strong record of value creation
 – Stable, proven management team
 – Strong board of directors
• Top Tier Performer For Shareholders
 – 2007: Third best performer (out of twelve)
 – Last 5 years: Second best performer
 – Since IPO: Third best performer
Strong Public Company Platform

National MSA Average	1.20%
Sunbelt Region MSA Average	1.77%
Employment Growth Projections ’07 - ’11
Annual Compounded Growth Rates
“Echo Boom” Households: Top Ten Gainers
 Based on Annual Percent Gain
Source: Economy.com andRREEF Research
Las Vegas
Riverside
Phoenix
Dallas
Austin
Houston
Atlanta
Orlando
West Palm Beach
Ft. Lauderdale
Focus on High Growth Region
• Positive demographic flows
• Positive migration, immigration flows
• Low business/living costs
• Pro-business regulatory environment
• Good access to global markets
• Increasing port of entry for imports
• Good transportation infrastructure
• Access to skilled labor
• Diversified industrial base with
 strong exposure to
 – Financial industries
 – Health/education
 – Global trade
 – Leisure travel
 – High tech

National MSA Average	1.20%
Sunbelt Region MSA Average	1.77%
MAA Markets MSA Average	1.78%
Employment Growth Projections ’07 - ’11
Annual Compounded Growth Rates
MAA Markets
Well Positioned in High Growth Region
• MAA is uniquely positioned to capture
 the strong fundamentals opportunity
 of the high growth region
• Diversified in different market tiers
 across the region drives opportunity
 to capture strong performance profile
 of the region with less volatility
• Market diversity provides less
 exposure to over-building pressure
• Positioned in 7 of the top 10 projected
 U.S. job growth markets through 2015
• MAA portfolio is more “recession
 resistant” than most apartment REIT
 portfolios

Focus on High-Potential Sub-Markets
• Positioned in sub-markets with the most rapid growth in
 households and household income
• Low business/living costs are a key driver of growth
• High portfolio quality
 – Comparative ARU metric within sector is a function of regional focus and not asset quality
• Less exposure to competition
 – Limited new apartment supply for next few years
 – Located in markets and sub-markets with limited condo
 reversion exposure (main condo exposure is in urban/waterfront areas, while MAA is primarily suburban)
 – Limited exposure to single family rentals (these are primarily concentrated in markets where MAA has limited/no investment, such as Las Vegas, Phoenix, S. California, etc.)

Robust External Growth Platform
• Acquisitions
 – Extensive network
 – High deal flow
 – Competitive advantage
• Fund Management
 – Value add investments
 – Monetize platform value
 – Higher return capital deployment
• New Development/Lease-Up
 – Unique value add opportunities
 – Attractive returns
 – Improved deal flow opportunities

	Portfolio
	Age	Units owned
Post	10	19,222
Camden	10	53,502
Mid-America	14	40,036
Avalon Bay	14	40,051
Colonial	15	31,172
BRE	15	22,681
Associated Estates	16	14,500
Equity Residential	17	147,320
Aimco	30	132,390
United Dominion	22	70,992
Essex	25	24,410
Home	36	38,209
Average	18
Source: Green Street
MAA’s portfolio is newer than the sector average.
Steady growth and recycling efforts continue to position MAA’s portfolio as one of the younger portfolios in the sector; solid long-term upside potential.
High Quality Portfolio

MRI
Web Portal
Lease
Revenue
Optimizer
Collections
Management
Resident
Screening
Utilities
Management
Unit Interior
Renovation
Lease
Expiration
Mgmt
On-line
Resident
Solutions
Rent and Fee
Management
Unit Turn
Management
Collection Agency
Integration; real-time
Delinquency reporting
Integrated credit scoring
and background screening;
real-time processing
Utility billing company
integration; vacant
utility real-time cut-off
Detailed tracking of
improvements by unit;
real time price monitoring
Automated guidance for
optimum monthly, weekly
and daily scheduling
On-line leasing, internet
response center, payment
processing, work orders
Yield management;
automated bill-up of fees
and charges
Automated tracking and
monitoring of move-out,
get ready, show and move-in
Training and
Procedures
24/7 training availability;
high degree of control;
on-line procedures
Sophisticated Operating Platform
• Significant re-tooling of
 the operating platform
 over the last four years
• Innovative solutions for
 key processes
 – Payment processing
 – Utility billing integration
 – Collections integration
 – Yield management
 – Lease expiration mgmt
 – Unit turn management
 – Auto utility transfer
• Other new initiatives to
 be implemented
 – Auto fee assessment
 – Robust inventory mgmt
 – Full web-based leasing

Internal Rates of Return to equity from investments…
through the full value creation cycle…
have averaged 19.5%*
*Un-leveraged: 12.8%
Proven Value Creation
• With extensive investment and
 operating experience in the
 region, track record supports an
 ability to create value for
 shareholders that is competitive
 with strategies focused on other
 regions or national platforms
• A disciplined capital deployment

     program, with regional
 competitive advantages,is key
• An aggressive and sophisticated
 operating platform, with regional
 competitive advantages, is key
• Established record of ability to
 exit investments in a disciplined
 fashion and on an attractive basis

MAA	7.4%
CLP	7.1%
HME	7.2%
ESS	7.0%
BRE	6.8%
UDR	6.8%
AIV	6.5%
EQR	6.4%
AEC	6.3%
CPT	6.0%
PPS	5.1%
AVB	N/A
Return on Invested Capital
Trailing 12 Month EBITDA/Total Assets,
Gross of Depreciation
Morgan Stanley, Weekly Statistical
Summary, 1/2/08
	5 Year	10 Year
ESS	18.5%	16.4%
AVB	24.1%	14.7%
MAA	18.6%	12.6%
HME	11.7%	12.3%
UDR	9.7%	11.2%
CPT	13.4%	11.2%
BRE	10.6%	9.7%
EQR	13.7%	9.8%
CLP	3.8%	7.5%
AIV	6.6%	7.0%
PPS	13.7%	5.3%
AEC	15.0%	0.5%
Total Shareholder Returns
Morgan Stanley, Weekly Statistical
Summary, 1/2/08
A solid record of generating value and
competitive long-term investment returns to capital…
Proven Value Creation

Strong Q3 Results
Over the last five years changes made to portfolio allocation, operating platform capabilities and improvement in balance sheet strength have resulted in a more robust performance platform
FFO Per Share
Dividend Per Share
Competitive Performance
• 11% increase in FFO
• Same Store NOI up 7.1%
• Same Store revenues up 4.2%
• Physical occupancy up 0.6%; 96.4%
• Leasing traffic up 10%
• New move-ins up 6%
• Same store concessions down 26%
• Effective pricing up 3.4%
• Fixed charge coverage record; 2.3
• Move outs to home buying down
• High-quality, recurring earnings

Competitive Performance
• Fundamentals are solid; guidance issued with Q3 results
 – Q4
 • Mid-point of FFO range at $0.91, (11% + over Q4 07)
 • Same store NOI growth of 7% - 8%
 – 2007
 • Mid-point of FFO range at $2.53, up 6% over prior year
 • Same store NOI growth for 2007 of 5 ½% to 6% compares to 2006 at 6.4%
 – 2008 guidance anticipated in early February:
 • Modestly moderating fundamentals
 • Supply/competitive environment remains attractive
 • Attractive interest rate environment
 • Debt refinancings almost FFO-neutral (note Pref. H)
 • Accretive growth opportunities (JV, redevelopment, etc.)
 – Dividend raised to $0.615 ($2.46 annual rate) as of 1-31-08

Supply-Threatened Markets*	Number of MAA Communities
DC/VA area	0
S Cal/Inland Empire	0
Miami	0
Ft Lauderdale	1
Orlando	1
Tampa	4
Las Vegas	0
Phoenix	1
Total (out of 137)	7
*from condos and single-family housing
MAA has less exposure
to those markets expected
to suffer from excess condo and
single-family product encroaching
on the rental housing market
Competitive Performance
• Supply/Demand parity in 08/09 is
 projected in MAA markets
• Effective rent increases of 3.5% -
 4% are projected
• Moderate new supply due to high
 construction costs and market
 concerns
• MAA has limited exposure to
 markets with current supply
 concerns from condos and single-
 family housing

The change in the mortgage environment is likely to generate a positive influence on the demand for apartment rentals
Mid-America’s geographic footprint and
market profile establish a potentially unique
position to benefit from the collapse
of the single-family housing market.
Upside Performance Opportunity
• Home ownership peaked in ’05 at 69%
• Long-term historical average is 64%
• Encouraged by easy credit and expectations
 of price inflation
• Mortgage volume expected to shrink 35% as
 sub-prime and Alt-A markets decline, and
 conventional mortgages are more strictly
 underwritten
• Reduced inflation of home prices makes home
 -ownership less attractive
• A reversion of US home ownership to long-
 term normal levels will drive 5 million
 households back to rental housing…ultimately
 benefiting the apartment industry

Move outs to buy a home declined by
300 basis points in Q3;
lowest level since 2001
• “Back Door” Benefit
 – Lower turnover
 – Lower vacancy loss
 – Lower turn expenses
Upside Performance Opportunity
• “Front Door” Benefit
 – Increased traffic
 – Higher occupancy
 – Pricing opportunity

Before average rent = $852
Park Estate, Memphis. Case Study - Just over 60% of units
redeveloped at an investment of $8K per unit; >30% IRR
After average rent = $1,123
Property Redevelopment

Property Redevelopment Upside
• Up to 20,000 units to be
 redeveloped at roughly $5,000
 per unit
• Based on current performance,
 expect to capture an average
 13% un-leveraged IRR
• 3,000 units to be completed by
 December 2007; 3,000 units
 planned in 2008
• Significant opportunity to drive
 higher internal growth
• Annual FFO potential of $0.20 +
 per share by 2009
• Enhancing quality/condition of
 upgraded apartments should
 also improve their cap rate
 value by roughly 25 bps leading
 to $2.50 in incremental value
 per share

Value Creation Plan	NPV/share of value created
$150 MM/year of 100%-owned acquisitions	$1.25
$150 MM/year of Fund I acquisitions	$0.90
$50 MM/year of development	$1.25
$15 MM/year of redevelopment	$0.40
Redevelopment benefit on portfolio quality (25 bp on cap rate)	$1.50
Total per share impact	$5.30
MAA’s disciplined growth plan is expected to add
to value per share* from five sources
*NPV of five-year plan discounted at cost of equity
Value of Growth Platform

Debt + Preferred/Entity Value
Dividend ’07E AFFO Payout Ratio
Construction In Process/Entity Value
Source: Morgan Stanley Weekly Statistical Supplement, 1-2-08
Attractive Investment Opportunity
• Strong Balance Sheet
• Lower Risk Growth Strategy
• Competitive Capacity to Support
 Growth
• Competitive Position to Support
 Dividend Growth
• 86% of Debt is Fixed, Swapped or
 Hedged

Attractive Investment Opportunity
• Competitive Operating Results
 – More robust market profile
 – Improved operating platform
• Superior FFO Results
 – Steady growth
 – Disciplined investment protocols

FFO
Multiple
Source: Morgan Stanley 1-2-08
Attractive Investment Opportunity
• Significant discount to average sector pricing
• Spread between high-barrier and significant development platforms is too large, especially when considering relative risks
• MAA’s comparative record of long-term value creation and
 performance for shareholders supports higher relative pricing
• Near-term performance prospects also supports higher relative pricing
• Achieving sector average pricing drives 18% upside opportunity

Attractive Investment Opportunity
✓ Proven Public Company Platform
✓ Portfolio Well Positioned
✓ Strong Operating Platform
✓ Disciplined Capital Allocation
✓ Solid Balance Sheet
✓ Strong Coverage Ratios
✓ Attractive Investment
✓ Proven Performer for Shareholders

End of Presentation